EXHIBIT A


                           Joint Filing Agreement

         The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.01 per share, of Video Network Communications, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.


May 28, 2002

                                            BANK ONE CORPORATION


                                            By:  /s/ Michael J. Cavanagh
                                                 ----------------------------
                                                 Name:  Michael J. Cavanagh
                                                 Title: Treasurer


                                            BANC ONE FINANCIAL CORPORATION


                                            By:  /s/ Michael J. Cavanagh
                                                 -----------------------------
                                                 Name:  Michael J. Cavanagh
                                                 Title: Treasurer


                                            BANC ONE CAPITAL CORPORATION


                                            By:  /s/ Jeffrey V. Holway
                                                 ------------------------
                                                 Name:  Jeffrey V. Holway
                                                 Title: Managing Director


                                            BANK ONE INVESTMENT CORPORATION


                                            By: /s/ Daniel J. Selmonosky
                                                ----------------------------
                                                Name:  Daniel J. Selmonosky
                                                Title: Managing Director


                                            MONEYLINE TELERATE HOLDINGS


                                            By:  /s/ Alexander Russo
                                                 ---------------------------
                                                 Name:  Alexander Russo
                                                 Title: Executive Vice
                                                        President, Business
                                                        Development and General
                                                        Counsel


                                            MONEYLINE NETWORKS, LLC


                                            By:  /s/ Alexander Russo
                                                 ---------------------------
                                                 Name:  Alexander Russo
                                                 Title: Executive Vice
                                                        President, Business
                                                        Development and General
                                                        Counsel